December 18, 1997
  Walden Residential Properties, Inc.
  Attn:   Mark Dillinger
  13601 Preston Rd., Suite 800W
  Dallas, TX  75240

  Fax:         972-934-9303
  Phone:  972-788-0510

  Re:     Our Ref:  293-1606

  We are pleased to confirm:-
          Our Interest Rate Lock Agreement between BankBoston,
  N.A. ("BBNA") and Walden Residential Properties, Inc.
  ("Walden") as specified herein:

     Par Value:                    US$25,000,000.

     Reference Security: Coupon:   6.125%
                    Maturity:      08/15/2007
                    Type:          10-year US Treasury Note.

     Trade Date:                   December 17, 1997

     Reference Price (Yield)       101.099173%  (5.96 %)

     Exercise Date:                On any New York Business
                                     Day, from December 17, 1997,
                                     through 2:30 p.m.
                                     EST on November 23, 1998.

     Exercise Time:                Between 8:00 a.m. and
                                     2:30 p.m. EST.

     Settlement Date:              November 23, 1998.

     Expiration Date:              November 23, 1998 at 2:30
                                     p.m. EST.

     Exercise Notice:         Orally by phoning Thomas
                              Corcoran or Ned Cataldo
                              (Tel: 617- 434-8634) to
                              be followed within 24
                              hours by written
                              confirmation.

     Settlement:         Upon receipt of the
                                                         Exercise Notice, BBNA
                                                         will, in good faith,
                                                         determine the price at
                                                         which the USD
                                                         25,000,000
                                                         face amount of the
                                                         Reference Security is
                                                         offered to BBNA (the
                                                         "Market Price") at such
                                                         time on the Exercise
                                                         Date for delivery on
                                                         the Settlement Date.

  Payment Amounts:    On the first New York Business Day
  following the Exercise Date, Walden agrees to pay to or receive from BBNA, an amount equal to the difference between the Reference Price and the Market Price, divided by 100, times the Par Value. In the case where this amount is a positive amount BBNA will pay that amount to Walden, in the case where this amount is a negative amount Walden will pay that amount to BBNA.

     Each party hereto hereby represents and warrants to the other party hereto that, as of the Trade Date, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the power and authority to execute and deliver this Agreement, and perform its obligations thereunder, and that it has taken all necessary action for and has obtained all necessary consents to its execution and delivery of this Agreement and the performance of its obligations hereunder, and this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation.

     If with respect to either party (the "Defaulting Party")
  (i) such party fails to pay any amount owing hereunder when due and payable; or (ii) any representation or warranty made by such party under this Agreement proves to have been materially incorrect or misleading when made, then the other party (the "Non-Defaulting Party") may, by notice to the Defaulting Party, cause the early termination of this Agreement.

          This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. This Agreement may be terminated, modified or amended only by an instrument in writing executed by the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligations of each party hereto may not be assigned or transferred without the prior written consent of the other party hereto (such consent not to be unreasonably withheld). Upon the occurrence of any default or event of default in any obligation of Walden to BBNA, BBNA may apply any and all amounts then due or thereafter becoming due from BBNA to Walden hereunder directly to the payment of such obligation to the BBNA.

  THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE
  OF NEW YORK AND SHALL BE CONSTRUED, AND THE RIGHTS AND
  LIABILITIES OF THE PARTIES DETERMINED, IN ACCORDANCE WITH THE
  LAWS OF THE STATE OF NEW YORK.

  By your acceptance hereof, you acknowledge that we have not made, and you are not relying on any statements, representations, promises or undertakings whatever that are not contained herein.



  Sincerely,
  BANKBOSTON, N.A.


  By:     ____________________     By:  ____________________
  Name:  Thomas P. Corcoran        Name:  James Mather
  Title: Director                  Title: Managing Director


  Please acknowledge your agreement to the foregoing by signing below and faxing it to BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02106, Attention: Mary Scherr,
  Derivatives Operations, at Fax No.: 617-434-4284 (Tel.: 617-434-4405).

  Such acknowledgment shall constitute your representation that the person signing this Agreement is authorized to execute and deliver this Agreement on your behalf and that this Agreement constitutes your valid and binding obligation.

  WALDEN RESIDENTIAL PROPERTIES, INC.

  By:     ____________________
  Name:
  Title: